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                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported): April 2, 1999


                          OMNIS TECHNOLOGY CORPORATION
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             (Exact name of registrant as specified in its charter)


           DELAWARE                       0-16449                94-3046892
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  (State or jurisdiction of      (Commission File Number)     (I.R.S. Employer
incorporation or organization)                               Identification No.)


                         981 INDUSTRIAL WAY, BUILDING B
                          SAN CARLOS, CALIFORNIA 94070
         ------------------------------------------------------------
         (Address, including zip code, of principal executive offices)


       Registrant's Telephone Number, Including Area Code: (650) 642-7100


         -------------------------------------------------------------
         (Former name or former address, if changed since last report)

================================================================================

Item 5.  Other Events.

     On March 19, 1999, the Board of Directors of Omnis Technology Corporation (the "Company") authorized the issuance of 300,000 shares of Series A Convertible Preferred stock (the "Preferred Shares") and 7,600,000 shares of Common stock (the "Common Shares") (collectively, the Preferred Shares and the Common Shares shall be referred to as the "Shares"). The Restated Articles of Incorporation of the Company vest in the Board of Directors the authority to issue such Shares. On March 31, 1999 the Company filed with the Secretary of State of Delaware a Certificate of Designations setting forth the rights, preferences and privileges of the Preferred Stock.

     Pursuant to the terms of the Letter of Intent executed by and between the parties on February 22, 1999, on March 31, 1999 the Company entered into stock purchase agreements with Astoria Capital Partners ("Astoria"), an affiliate of an existing shareholder, Gwyneth Gibbs, president of the Company and certain members of the Board of Directors or their affiliates.

     Under the terms of the Stock Purchase Agreement with Astoria, the Company agreed to issue and Astoria agree to purchase 300,000 Preferred Shares at a purchase price of $1.6667 per share for an aggregate purchase price of $500,000 and 2,543,344 Common Shares at a purchase price of $0.25 per share, for an aggregate purchase price of $635,836 (collectively, the "Astoria Shares"). The Astoria Shares were issued and sold to Astoria in consideration of the cancellation of the indebtedness of the Company to Astoria.

     The Company also entered into a Common Stock Purchase Agreement with Astoria whereby Astoria purchased 1,000,000 Common Shares at a price of $0.25 per share for an aggregate purchase price of $250,000. The Common Stock Purchase Agreement and Stock Purchase Agreement grant certain registration rights and rights of first refusal to Astoria.

     Pursuant to the terms of the stock purchase agreements entered into with certain members of the Board of Directors, including Ms. Gibbs (the "Board of Directors Agreements"), the Company agreed to issue, in the aggregate 4,000,000 Common Shares at a price of $0.25 per share, for aggregate purchase price of $1,000,000. The Board of Directors Agreements do not grant any registration rights or rights of first refusal to the parties.

     The proceeds from the sale of the Common Shares to the Board of Directors was used to satisfy the debt owed, in its entirety, to the Omnis Class 2 Creditors (the "Creditors") pursuant to the Work Out Agreement entered into between the Company and the Creditors. The proceeds from the sale of the Shares to Astoria will be used for working capital purposes.

Item 7.  Exhibits.


Exhibit Number      Description
--------------      -----------
     3.1            Certificate of Designations of Series A Convertible
                    Preferred Stock of Omnis Technology Corporation

    10.1            Stock Purchase Agreement with Astoria dated
                    March 31, 1999

    10.2            Common Stock Purchase Agreement with Astoria dated
                    March 31, 1999

    10.3            Common Stock Purchase Agreement with Gwyneth Gibbs dated
                    March 31, 1999

    10.4            Common Stock Purchase Agreement with Philip and Debra
                    Barrett Charitable Remainder Trust dated March 31, 1999

    10.5 Common Stock Purchase Agreement with RCJ Capital Partners dated March 31, 1999

    10.6            Common Stock Purchase Agreement with Rockport Group, L.P.
                    dated March 31, 1999


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of
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1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        OMNIS TECHNOLOGY CORPORATION

Date: April 2, 1999                     By: /s/ GWYNETH M. GIBBS
                                            ----------------------------------
                                            Gwyneth Gibbs, President


                                      -2-

          INDEX TO EXHIBITS FILED WITH THE CURRENT REPORT ON FORM 8-K
                             DATED JANUARY 13, 1999


Exhibit Number      Description
--------------      -----------

 3.1                Certificate of Designations of Series A Convertible
                    Preferred Stock of Omnis Technology Corporation

10.1                Stock Purchase Agreement with Astona dated March 31, 1999

10.2                Common Stock Purchase Agreement with Astona dated March 31,
                    1999

10.3                Common Stock Purchase Agreement with Gwyneth Gibbs dated
                    March 31, 1999

10.4                Common Stock Purchase Agreement with Philip and Debra
                    Barrett Charitable Remainder Trust dated March 31, 1999

10.5 Common Stock Purchase Agreement with RCJ Capital Partners dated March 31, 1999

10.6                Common Stock Purchase Agreement with Rockport Group, L.P.
                    dated March 31, 1999
